UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2017

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2017, Westmoreland Coal Company (the “Company”) issued a press release announcing the departure of John Schadan as President and Chief Operating Officer and the appointment of Joseph Micheletti as Chief Operating Officer.

Effective October 19, 2017, the board of directors (the “Board”) of the Company appointed Joseph Micheletti, who has been serving as Executive Vice President and Chief Technical Officer, as Chief Operating Officer. Mr. Micheletti, 52, joined Westmoreland in 1998 and has progressively held key leadership positions at Westmoreland including Jewett Mine General Manager and President, Senior Vice President of Coal Operations, and Executive Vice President and Chief Technical Officer.  Mr. Micheletti has worked in the production, maintenance, processing, and engineering disciplines of the mining industry for 30 years.  He holds a Bachelor of Science degree in Mineral Processing Engineering from Montana College of Mineral Science and Technology. As COO, the Board set Mr. Micheletti’s base salary at $370,000 with no other change to compensation amount or structure at this time. There are no agreements, arrangements, relationships or transactions between the Company and Mr. Micheletti required to be disclosed under Items 401 or 404(a) of Regulation S-K. A copy of the press release announcing Mr. Micheletti's appointment is attached hereto as Exhibit 99.1.

Also effective October 19, 2017, as part of the management restructuring, the Board also added the title of President to Mr. Kevin A. Paprzycki, the Company’s Chief Executive Officer, however there is no change to his day-to-day duties, responsibilities or his compensation.

Item 7.01.	Regulation FD Disclosure.
On October 19, 2017, the Company published a press release related to the management changes more specifically described above in Item 5.02, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release contained in Exhibit 99.1 is also posted on the Company's website at www.westmoreland.com.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Westmoreland Coal Company Press Release dated October 19, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: October 19, 2017	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Westmoreland Coal Company Press Release dated October 19, 2017